                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 10, 2003


                             NEW VISUAL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



             UTAH                                               95-4545704
             ----                                               ----------
(State or other jurisdiction                                   (IRS Employer
      of incorporation)                                      Identification No.)

                                     0-21785
                                     -------
                            (Commission File Number)

                             New Visual Corporation
                           5920 Friars Road, Suite 104
                               San Diego, CA 92108
                                 (619) 692-0333
                                 --------------
            (Address and Phone Number of Principal Executive Offices)

ITEM 5:  OTHER EVENTS.

On December 10, 2003, New Visual Corporation (the "Company") issued a press release reporting the appointment of James Cruckshank as the Company's Chief Financial Officer.

The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c) EXHIBITS.

EXHIBIT NO.                DOCUMENT DESCRIPTION
----------                 --------------------

99.1                       Press Release Dated December 10, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NEW VISUAL CORPORATION


Date: December 10, 2003

                                           By: /s/ Brad Ketch
                                           -------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer




                                      -2-